Exhibit 99.1

Tenneco Reports Second Quarter 2014 Results

  Record quarterly revenue of $2.2 billion
  Record second quarter EBIT of $156 million
  EPS of $1.32 per diluted share

LAKE FOREST, Ill.--(BUSINESS WIRE)--July 28, 2014--Tenneco Inc. (NYSE: TEN) reported an increase in second quarter net income to $81 million, or $1.32 per diluted share, versus $63 million, or $1.02 per diluted share, in second quarter 2013. Excluding restructuring costs and a tax adjustment this quarter, net income increased 31% to $89 million, or $1.45 per diluted share, compared with $68 million, or $1.10 per diluted share a year ago. Improved results were driven by stronger production volumes, operational performance and a more favorable effective tax rate compared with last year.

Revenue

Tenneco’s total revenue in the second quarter increased 8% year-over-year to $2.241 billion, on higher revenue in both product lines with Clean Air revenue increasing 10% and Ride Performance up 6%. Excluding substrate sales and currency, total revenue was up 10% to $1.731 billion.

Total revenue includes a 6% year-over-year increase in light vehicle OE revenue, a 27% increase in commercial truck and off-highway OE revenue, and a 4% increase in global aftermarket revenue.

EBIT

Second quarter EBIT (earnings before interest, taxes and noncontrolling interests) was $156 million, up 11% from $141 million in second quarter 2013. Adjusted EBIT increased 12% to $166 million, reflecting a 9% increase in Clean Air adjusted EBIT to $120 million, and a 29% increase in Ride Performance adjusted EBIT to $75 million.

“We delivered another strong performance this quarter with well-balanced revenue growth across product lines, end-markets and geographies,” said Gregg Sherrill, chairman and CEO, Tenneco. “Our strategic imperatives for each product line and strong execution are driving this top-line growth and continued profitability improvement.”

Adjusted second quarter 2014 and 2013 results

(millions except per share amounts)	Q2 2014				Q2 2013
	EBITDA*	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA*	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures	$208	$156	$81	$1.32	$191	$141	$63	$1.02

Adjustments (reflects non-GAAP measures):
Restructuring and related expenses	10	10	7	0.11	7	7	5	0.08
Net tax adjustments	-	-	1	0.02	-	-	-	-

Non-GAAP earnings measures	$218	$166	$89	$1.45	$198	$148	$68	$1.10
* EBITDA including noncontrolling interests (EBIT before depreciation and amortization)
In addition to the items set forth above, the tables at the end of this press release reconcile GAAP to non-GAAP results.

Second quarter 2014 adjustments

  Restructuring and related expenses of $10 million pre-tax, or 11-cents per diluted share.
  Tax adjustments of $1 million, or 2-cents per diluted share, for adjustments to prior year estimates.

Second quarter 2013 adjustments

  Restructuring and related expenses of $7 million pre-tax, or 8-cents per diluted share.

EBIT Margin

Tenneco improved its total adjusted EBIT as a percent of value-add revenue to 9.6%.

	Q2 2014	Q2 2013
EBIT as a percent of revenue	7.0%	6.8%
EBIT as a percent of value-add revenue	9.0%	8.9%

Adjusted EBIT as a percent of revenue	7.4%	7.2%
Adjusted EBIT as a percent of value-add revenue	9.6%	9.4%

In the quarter, Clean Air adjusted EBIT as a percent of value-add revenue was 11.7%, driven by stronger light and commercial truck and off-highway volumes, and including $7 million in higher engineering expense. Ride Performance margin was 10.7% due to higher light vehicle and commercial truck revenue in North America, cost savings related to the company's global product cost leadership initiative and strong aftermarket sales in North America and South America.

Cash

Cash generated by operations in the quarter was $114 million, versus $133 million a year ago, due to a greater use of cash for working capital investments.

Capital expenditures in the quarter were $83 million, compared with $47 million in second quarter 2013. The year-over-year comparison included spending timing differences and higher investments to support Clean Air programs in Europe, China and North America.

Outlook

For the third quarter, global light vehicle production* is forecasted to increase 5% year-over-year in the regions where Tenneco operates. The increase includes a 9% increase in North America, 11% in China and 9% in India. Europe is forecasted to be flat, and South America is expected to decline 12%. Tenneco expects its light vehicle revenue in the third quarter to grow in line with the forecast for global industry light vehicle production.

Significant growth will continue in Tenneco's commercial truck and off-highway business as revenue is expected to increase 20% to 25% in the third quarter against a strong year-over-year comparison. The company is launching new business and incremental content on existing platforms to meet off-highway regulations in North America and Europe and expects higher commercial truck revenue in China.

The global aftermarket is expected to be steady with the third quarter of last year.

“I am pleased with our performance in the first half of the year and expect volume strength and our manufacturing performance to continue driving profitable growth in the third quarter. We are capitalizing on a strong global light vehicle production environment, our commercial truck and off-highway business continues to expand with excellent growth, and we expect a solid contribution from the global aftermarket,” said Sherrill.

*IHS and Tenneco July industry production estimates

Attachment 1

Statements of Income – 3 Months
Statements of Income – 6 Months
Balance Sheets
Statements of Cash Flows – 3 Months
Statements of Cash Flows – 6 Months

Attachment 2

Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 3 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 3 Months
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 6 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 6 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 6 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months and 6 Months
Reconciliation of Non-GAAP Measures – Debt Net of Cash/Adjusted LTM EBITDA including noncontrolling interests
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment and Aftermarket Revenue – 3 Months and 6 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 3 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 6 Months

CONFERENCE CALL

The company will host a conference call on Monday, July 28, 2014 at 9:00 a.m. ET. The dial-in number is 888 664-9961 (domestic) or 517-308-9332 (international). The passcode is TENNECO. The call and accompanying slides will be available on the financial section of the Tenneco web site at www.tenneco.com. A recording of the call will be available one hour following completion of the call on July 28, 2014 through August 28, 2014. To access this recording, dial 888-445-8680 (domestic) or 203-369-3155(international). The purpose of the call is to discuss the company’s operations for the quarter, as well as other matters that may impact the company’s outlook. A copy of the press release is available on the financial and news sections of the Tenneco web site.

Tenneco is an $8 billion global manufacturing company with headquarters in Lake Forest, Illinois and approximately 26,000 employees worldwide. Tenneco is one of the world’s largest designers, manufacturers and marketers of clean air and ride performance products and systems for automotive and commercial vehicle original equipment markets and the aftermarket. Tenneco’s principal brand names are Monroe®, Walker®, XNOx™ and Clevite®Elastomer.

Revenue estimates in this release are based on OE manufacturers’ programs that have been formally awarded to the company; programs where Tenneco is highly confident that it will be awarded business based on informal customer indications consistent with past practices; Tenneco’s status as supplier for the existing program and its relationship with the customer; and the actual original equipment revenues achieved by the company for each of the last several years compared to the amount of those revenues that the company estimated it would generate at the beginning of each year. These revenue estimates are also based on anticipated vehicle production levels and pricing, including precious metals pricing and the impact of material cost changes. Currency is assumed to be constant at $1.33 per Euro throughout the entire period. For certain additional assumptions upon which these estimates are based, see the slides accompanying the July 28, 2014 conference call, which are available on the financial section of the Tenneco website at www.tenneco.com.

This press release contains forward-looking statements. Words such as “may,” “expects,” “anticipate,” ”projects,” “will,” “outlook” and similar expressions identify forward-looking statements. These forward-looking statements are based on the current expectations of the company (including its subsidiaries). Because these forward-looking statements involve risks and uncertainties, the company's plans, actions and actual results could differ materially. Among the factors that could cause these plans, actions and results to differ materially from current expectations are:

(i) general economic, business and market conditions;
(ii) the company’s ability to source and procure needed materials, components and other products and services in accordance with customer demand and at competitive prices;
(iii) the cost and outcome of existing and any future claims, legal proceedings, or investigations, including, but not limited to, any of the foregoing arising in connection with the ongoing global antitrust investigation, product performance, product safety or intellectual property rights;
(iv) changes in capital availability or costs, including increases in the company's costs of borrowing (i.e., interest rate increases), the amount of the company's debt, the ability of the company to access capital markets at favorable rates, and the credit ratings of the company’s debt;
(v) changes in consumer demand, prices and the company’s ability to have our products included on top selling vehicles, including any shifts in consumer preferences to lower margin vehicles, for which we may or may not have supply arrangements;

(vi) changes in automotive and commercial vehicle manufacturers' production rates and their actual and forecasted requirements for the company's products such as the significant production cuts during recent years by automotive manufacturers in response to difficult economic conditions;
(vii) the overall highly competitive nature of the automobile and commercial vehicle parts industries, and any resultant inability to realize the sales represented by the company’s awarded book of business which is based on anticipated pricing and volumes over the life of the applicable program;
(viii) the loss of any of our large original equipment manufacturer (“OEM”) customers (on whom we depend for a substantial portion of our revenues), or the loss of market shares by these customers if we are unable to achieve increased sales to other OEMs or any change in customer demand due to delays in the adoption or enforcement of worldwide emissions regulations;
(ix) the company's continued success in cost reduction and cash management programs and its ability to execute restructuring and other cost reduction plans, including our current European cost reduction initiatives, and to realize anticipated benefits from these plans;
(x) workforce factors such as strikes or labor interruptions;
(xi) increases in the costs of raw materials, including the company’s ability to successfully reduce the impact of any such cost increases through materials substitutions, cost reduction initiatives, customer recovery and other methods;
(xii) the negative impact of higher fuel prices on transportation and logistics costs, raw material costs and discretionary purchases of vehicles or aftermarket products;
(xiii) the cyclical nature of the global vehicular industry, including the performance of the global aftermarket sector and longer product lives of automobile parts;
(xiv) product warranty costs;
(xv) the failure or breach of our information technology systems and the consequences that such failure or breach may have to our business;
(xvi) economic, exchange rate and political conditions in the countries where we operate or sell our products;
(xvii) the company's ability to develop and profitably commercialize new products and technologies, and the acceptance of such new products and technologies by the company's customers and the market;
(xviii) changes by the Financial Accounting Standards Board or other accounting regulatory bodies to authoritative generally accepted accounting principles or policies;
(xix) changes in accounting estimates and assumptions, including changes based on additional information;
(xx) the impact of the extensive, increasing and changing laws and regulations to which we are subject, including environmental laws and regulations, which may result in our incurrence of environmental liabilities in excess of the amount reserved;
(xxi) natural disasters, acts of war and/or terrorism and the impact of these occurrences or acts on economic, financial, industrial and social condition, including, without limitation, with respect to supply chains and customer demand in the countries where the company operates; and
(xxii) the timing and occurrence (or non-occurrence) of transactions and events which may be subject to circumstances beyond the control of the company and its subsidiaries.

The company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. Additional information regarding these risk factors and uncertainties is detailed from time to time in the company's SEC filings, including but not limited to its report on Form 10-K for the year ended December 31, 2013.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
THREE MONTHS ENDED JUNE 30,
(Millions except per share amounts)

	2014		2013
Net sales and operating revenues
Clean Air Division - Value-add revenues	$1,026		$918
Clean Air Division - Substrate sales	515		488
Ride Performance Division - Value-add revenues	700		661
	$2,241		$2,067

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	1,851	(a)	1,736	(c)
Engineering, research and development	42	(a)	33
Selling, general and administrative	139	(a)	106	(c)
Depreciation and amortization of other intangibles	52		50
Total costs and expenses	2,084		1,925

Loss on sale of receivables	(1)		(1)
Other income (expense)	-	(a)	-
Total other income (expense)	(1)		(1)

Earnings before interest expense, income taxes, and noncontrolling interests
Clean Air Division	115	(a)	107	(c)
Ride Performance Division	70	(a)	56	(c)
Other	(29)		(22)	(c)
	156		141

Interest expense (net of interest capitalized)	19		20
Earnings before income taxes and noncontrolling interests	137		121

Income tax expense	46	(b)	47
Net income	91		74

Less: Net income attributable to noncontrolling interests	10		11
Net income attributable to Tenneco Inc.	$81		$63

Weighted average common shares outstanding:
Basic	60.7		60.5
Diluted	61.7		61.7

Earnings per share of common stock:
Basic	$1.34		$1.04
Diluted	$1.32		$1.02
(a) Includes restructuring and related charges of $10 million pre-tax, $7 million after tax or $0.11 per diluted share. Of the adjustment, $5 million is recorded in cost of sales, $3 million is recorded in selling, general and administrative expenses, $1 million is recorded in engineering expenses and $1 million is recorded in other income (expense). $5 million is recorded in the Clean Air Division and $5 million is recorded in the Ride Performance Division.

(b) Includes net tax adjustments of $1 million or $0.02 per diluted share for tax adjustments to prior year estimates.

(c) Includes restructuring and related charges of $7 million pre-tax, $5 million after tax or $0.08 per diluted share. Of the adjustment, $4 million is recorded in cost of sales and $3 million is recorded in selling, general and administrative expenses. $3 million is recorded in the Clean Air Division, $2 million is recorded in the Ride Performance Division and $2 million is recorded in Other.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
SIX MONTHS ENDED JUNE 30,
(Millions except per share amounts)

	2014		2013
Net sales and operating revenues
Clean Air Division - Value-add revenues	$1,986		$1,760
Clean Air Division - Substrate sales	999		942
Ride Performance Division - Value-add revenues	1,350		1,268
	$4,335		$3,970

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	3,605	(a)	3,340	(c)
Engineering, research and development	84	(a)	68
Selling, general and administrative	271	(a)	225	(c)
Depreciation and amortization of other intangibles	103		100
Total costs and expenses	4,063		3,733

Loss on sale of receivables	(2)		(2)
Other income (expense)	(1)	(a)	(1)
Total other income (expense)	(3)		(3)

Earnings before interest expense, income taxes, and noncontrolling interests
Clean Air Division	200	(a)	182	(c)
Ride Performance Division	123	(a)	95	(c)
Other	(54)		(43)	(c)
	269		234

Interest expense (net of interest capitalized)	38		40
Earnings before income taxes and noncontrolling interests	231		194

Income tax expense	86	(b)	59	(d)
Net income	145		135

Less: Net income attributable to noncontrolling interests	18		18
Net income attributable to Tenneco Inc.	$127		$117

Weighted average common shares outstanding:
Basic	60.6		60.4
Diluted	61.6		61.5

Earnings per share of common stock:
Basic	$2.10		$1.94
Diluted	$2.06		$1.91
(a) Includes restructuring and related charges of $20 million pre-tax, $17 million after tax or $0.28 per diluted share. Of the adjustment, $15 million is recorded in cost of sales, $3 million is recorded in selling, general and administrative expenses, $1 million is recorded in engineering expenses and $1 million is recorded in other income (expense). $13 million is recorded in the Clean Air Division and $7 million is recorded in the Ride Performance Division.

(b) Includes net tax adjustments of $1 million or $0.02 per diluted share for tax adjustments to prior year estimates.

(c) Includes restructuring and related charges of $11 million pre-tax, $8 million after tax or $0.12 per diluted share. Of the adjustment, $7 million is recorded in cost of sales and $4 million is recorded in selling, general and administrative expenses. $6 million is recorded in the Clean Air Division, $3 million is recorded in the Ride Performance Division and $2 million is recorded in Other.

(d) Includes net tax benefits of $13 million or $0.20 per diluted share for tax adjustments to prior year estimates, primarily related to recognizing a U.S. tax benefit for foreign taxes.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
BALANCE SHEETS
(Unaudited)
(Millions)

		June 30, 2014		December 31, 2013

Assets

	Cash and cash equivalents	$260		$275

	Restricted cash	5		5

	Receivables, net	1,358	(a)	1,060	(a)

	Inventories	761		656

	Other current assets	345		294

	Investments and other assets	357		365

	Plant, property, and equipment, net	1,231		1,175

	Total assets	$4,317		$3,830

Liabilities and Shareholders' Equity

	Short-term debt	$91		$83

	Accounts payable	1,494		1,359

	Accrued taxes	41		40

	Accrued interest	10		10

	Other current liabilities	373		346

	Long-term debt	1,206	(b)	1,019	(b)

	Deferred income taxes	29		28

	Deferred credits and other liabilities	426		453

	Redeemable noncontrolling interests	22		20

	Tenneco Inc. shareholders' equity	589		433

	Noncontrolling interests	36		39

	Total liabilities, redeemable noncontrolling interests and shareholders' equity	$4,317		$3,830

		June 30, 2014		December 31, 2013
(a)	Accounts Receivables net of:
	Europe - Accounts receivables securitization programs	$186		$134

		June 30, 2014		December 31, 2013
(b)	Long term debt composed of:
	Borrowings against revolving credit facilities	$208		$58
	Term loan A (Due 2017)	219		228
	7.75% senior notes (Due 2018)	225		225
	6.875% senior notes (Due 2020)	500		500
	Other long term debt	54		8

		$1,206		$1,019

ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Three Months Ended
	June 30,
	2014	2013

Operating activities:
Net income	$91	$74
Adjustments to reconcile net income to net cash provided by operating activities -
Depreciation and amortization of other intangibles	52	50
Stock-based compensation	3	2
Deferred income taxes	(3)	21
Loss on sale of assets	1	2
Changes in components of working capital-
(Inc.)/dec. in receivables	(69)	(77)
(Inc.)/dec. in inventories	(23)	22
(Inc.)/dec. in prepayments and other current assets	(14)	(32)
Inc./(dec.) in payables	73	72
Inc./(dec.) in accrued taxes	(5)	(8)
Inc./(dec.) in accrued interest	(4)	(4)
Inc./(dec.) in other current liabilities	11	15
Changes in long-term assets	-	3
Changes in long-term liabilities	3	(10)
Other	(2)	3
Net cash provided by operating activities	114	133

Investing activities:
Cash payments for plant, property & equipment	(84)	(54)
Cash payments for software-related intangible assets	(2)	(6)
Change in restricted cash	1	4
Net cash used by investing activities	(85)	(56)

Financing activities:
Issuance of common shares	1	12
Purchase of common stock under the share repurchase program	-	(2)
Tax benefit from stock-based compensation	5	-
Issuance of long-term debt	45	-
Retirement of long-term debt	(7)	(3)
Net inc./(dec.) in bank overdrafts	(5)	44

Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on long-term debt and short-term borrowings secured by accounts receivable	(30)	(84)
Net inc./(dec.) in short-term debt secured by accounts receivable	(30)	-
Capital contribution from noncontrolling interest partner	4	-
Distribution to noncontrolling interest partners	(23)	(23)
Net cash used by financing activities	(40)	(56)

Effect of foreign exchange rate changes on cash and cash equivalents	4	(19)

Increase (Decrease) in cash and cash equivalents	(7)	2
Cash and cash equivalents, April 1	267	233
Cash and cash equivalents, June 30	$260	$235

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$24	$23
Cash paid during the period for income taxes (net of refunds)	53	46

Non-cash Investing and Financing Activities
Period ended balance of payables for plant, property, and equipment	$39	$24

ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Six Months Ended
	June 30,
	2014	2013

Operating activities:
Net income	$145	$135
Adjustments to reconcile net income to net cash provided (used) by operating activities -
Depreciation and amortization of other intangibles	103	100
Stock-based compensation	8	7
Deferred income taxes	(1)	16
Loss on sale of assets	2	2
Changes in components of working capital-
(Inc.)/dec. in receivables	(303)	(253)
(Inc.)/dec. in inventories	(104)	(18)
(Inc.)/dec. in prepayments and other current assets	(52)	(81)
Inc./(dec.) in payables	160	149
Inc./(dec.) in accrued taxes	-	(13)
Inc./(dec.) in accrued interest	-	-
Inc./(dec.) in other current liabilities	24	7
Changes in long-term assets	1	3
Changes in long-term liabilities	(10)	(20)
Other	1	7
Net cash provided (used) by operating activities	(26)	41

Investing activities:
Proceeds from sale of assets	-	2
Cash payments for plant, property & equipment	(167)	(124)
Cash payments for software-related intangible assets	(9)	(12)
Change in restricted cash	-	(5)
Net cash used by investing activities	(176)	(139)

Financing activities:
Issuance (Repurchase) of common shares	(1)	13
Purchase of common stock under the share repurchase program	-	(2)
Tax benefit from stock-based compensation	17	-
Issuance of long-term debt	45	-
Retirement of long-term debt	(10)	(8)
Net inc./(dec.) in bank overdrafts	(1)	35
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on long-term debt and short-term borrowings secured by accounts receivable	167	107
Net inc./(dec.) in short-term debt secured by accounts receivable	(10)	-
Capital contribution from noncontrolling interest partner	5	-
Distribution to noncontrolling interest partners	(23)	(23)
Net cash provided by financing activities	189	122

Effect of foreign exchange rate changes on cash and cash equivalents	(2)	(12)

Increase (Decrease) in cash and cash equivalents	(15)	12
Cash and cash equivalents, January 1	275	223
Cash and cash equivalents, June 30	$260	$235

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$38	$39
Cash paid during the period for income taxes (net of refunds)	74	71

Non-cash Investing and Financing Activities
Period ended balance of payables for plant, property, and equipment	$39	$24

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)
Unaudited
(Millions)

	Q2 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$81

Net income attributable to noncontrolling interests										10

Net income										91

Income tax expense										46

Interest expense (net of interest capitalized)										19

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$74	$18	$23	$115	$48	$14	$8	$70	$(29)	156

Depreciation and amortization of other intangibles	17	11	5	33	8	9	2	19	-	52

Total EBITDA including noncontrolling interests (2)	$91	$29	$28	$148	$56	$23	$10	$89	$(29)	$208

	Q2 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$63

Net income attributable to noncontrolling interests										11

Net income										74

Income tax expense										47

Interest expense (net of interest capitalized)										20

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$68	$18	$21	$107	$36	$14	$6	$56	$(22)	141

Depreciation and amortization of other intangibles	15	11	5	31	8	9	2	19	-	50

Total EBITDA including noncontrolling interests (2)	$83	$29	$26	$138	$44	$23	$8	$75	$(22)	$191

(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			Q2 2014				Q2 2013
			EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures			$208	$156	$81	$1.32	$191	$141	$63	$1.02

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			10	10	7	0.11	7	7	5	0.08
Net tax adjustments			-	-	1	0.02	-	-	-	-

Non-GAAP earnings measures			$218	$166	$89	$1.45	$198	$148	$68	$1.10

	Q2 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$74	$18	$23	$115	$48	$14	$8	$70	$(29)	$156
Restructuring and related expenses	-	1	4	5	-	4	1	5	-	10
Adjusted EBIT	$74	$19	$27	$120	$48	$18	$9	$75	$(29)	$166

	Q2 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$68	$18	$21	$107	$36	$14	$6	$56	$(22)	$141
Restructuring and related expenses	-	3	-	3	-	1	1	2	2	7
Adjusted EBIT	$68	$21	$21	$110	$36	$15	$7	$58	$(20)	$148

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)
Unaudited
(Millions)

	YTD 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$127

Net income attributable to noncontrolling interests										18

Net income										145

Income tax expense										86

Interest expense (net of interest capitalized)										38

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$130	$27	$43	$200	$78	$30	$15	$123	$(54)	269

Depreciation and amortization of other intangibles	33	23	10	66	16	18	3	37	-	103

Total EBITDA including noncontrolling interests (2)	$163	$50	$53	$266	$94	$48	$18	$160	$(54)	$372

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$117

Net income attributable to noncontrolling interests										18

Net income										135

Income tax expense										59

Interest expense (net of interest capitalized)										40

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$117	$29	$36	$182	$61	$24	$10	$95	$(43)	234

Depreciation and amortization of other intangibles	30	21	10	61	16	19	4	39	-	100

Total EBITDA including noncontrolling interests (2)	$147	$50	$46	$243	$77	$43	$14	$134	$(43)	$334

(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			YTD 2014				YTD 2013
			EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures			$372	$269	$127	$2.06	$334	$234	$117	$1.91

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			20	20	17	0.28	11	11	8	0.12
Net tax adjustments			-	-	1	0.02	-	-	(13)	(0.20)

Non-GAAP earnings measures			$392	$289	$145	$2.36	$345	$245	$112	$1.83

	YTD 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$130	$27	$43	$200	$78	$30	$15	$123	$(54)	$269
Restructuring and related expenses	-	9	4	13	-	6	1	7	-	20
Adjusted EBIT	$130	$36	$47	$213	$78	$36	$16	$130	$(54)	$289

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$117	$29	$36	$182	$61	$24	$10	$95	$(43)	$234
Restructuring and related expenses	-	4	2	6	-	2	1	3	2	11
Adjusted EBIT	$117	$33	$38	$188	$61	$26	$11	$98	$(41)	$245

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)

	Q2 2014
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$755	$285	$470	$(1)	$471
Europe, South America & India	523	174	349	9	340
Asia Pacific	263	56	207	(3)	210
Total Clean Air Division	1,541	515	1,026	5	1,021

Ride Performance Division
North America	364	-	364	(4)	368
Europe, South America & India	280	-	280	(5)	285
Asia Pacific	56	-	56	(1)	57
Total Ride Performance Division	700	-	700	(10)	710

Total Tenneco Inc.	$2,241	$515	$1,726	$(5)	$1,731

	Q2 2013
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$687	$272	$415	$-	$415
Europe, South America & India	516	184	332	-	332
Asia Pacific	203	32	171	-	171
Total Clean Air Division	1,406	488	918	-	918

Ride Performance Division
North America	324	-	324	-	324
Europe, South America & India	281	-	281	-	281
Asia Pacific	56	-	56	-	56
Total Ride Performance Division	661	-	661	-	661

Total Tenneco Inc.	$2,067	$488	$1,579	$-	$1,579

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)

	YTD 2014
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$1,453	$549	$904	$(2)	$906
Europe, South America & India	1,029	346	683	8	675
Asia Pacific	503	104	399	(3)	402
Total Clean Air Division	2,985	999	1,986	3	1,983

Ride Performance Division
North America	699	-	699	(8)	707
Europe, South America & India	543	-	543	(20)	563
Asia Pacific	108	-	108	(3)	111
Total Ride Performance Division	1,350	-	1,350	(31)	1,381

Total Tenneco Inc.	$4,335	$999	$3,336	$(28)	$3,364

	YTD 2013
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$1,333	$532	$801	$-	$801
Europe, South America & India	983	353	630	-	630
Asia Pacific	386	57	329	-	329
Total Clean Air Division	2,702	942	1,760	-	1,760

Ride Performance Division
North America	631	-	631	-	631
Europe, South America & India	533	-	533	-	533
Asia Pacific	104	-	104	-	104
Total Ride Performance Division	1,268	-	1,268	-	1,268

Total Tenneco Inc.	$3,970	$942	$3,028	$-	$3,028

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE MEASURES
Unaudited
(Millions except percents)

	Q2 2014 vs. Q2 2013 $ Change and % Change Increase (Decrease)
	Revenues	% Change	Value-add Revenues Excluding Currency	% Change
Clean Air Division
North America	$68	10%	$56	13%
Europe, South America & India	7	1%	8	2%
Asia Pacific	60	30%	39	23%
Total Clean Air Division	135	10%	103	11%

Ride Performance Division
North America	40	12%	44	14%
Europe, South America & India	(1)	0%	4	1%
Asia Pacific	-	0%	1	2%
Total Ride Performance Division	39	6%	49	7%

Total Tenneco Inc.	$174	8%	$152	10%

	YTD Q2 2014 vs. YTD Q2 2013 $ Change and % Change Increase (Decrease)
	Revenues	% Change	Value-add Revenues Excluding Currency	% Change
Clean Air Division
North America	$120	9%	$105	13%
Europe, South America & India	46	5%	45	7%
Asia Pacific	117	30%	73	22%
Total Clean Air Division	283	10%	223	13%

Ride Performance Division
North America	68	11%	76	12%
Europe, South America & India	10	2%	30	6%
Asia Pacific	4	4%	7	7%
Total Ride Performance Division	82	6%	113	9%

Total Tenneco Inc.	$365	9%	$336	11%

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF NON-GAAP MEASURES
Debt net of cash / Adjusted LTM EBITDA including noncontrolling interests
Unaudited
(Millions except ratios)

		Quarter Ended June 30,

		2014		2013

Total debt		$1,297		$1,278

Total cash		265		240

Debt net of cash balances (1)		$1,032		$1,038

Adjusted LTM EBITDA including noncontrolling interests (2) (3)		$754		$651

Ratio of debt net of cash balances to adjusted LTM EBITDA including noncontrolling interests (4)		1.4x		1.6x

	Q3 13	Q4 13	Q1 14	Q2 14	Q2 14 LTM

Net income attributable to Tenneco Inc.	$12	$54	$46	$81	$193

Net income attributable to noncontrolling interests	10	11	8	10	39

Income tax expense	30	33	40	46	149

Interest expense (net of interest capitalized)	20	20	19	19	78

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	72	118	113	156	459

Depreciation and amortization of other intangibles	51	54	51	52	208

Total EBITDA including noncontrolling interests (2)	123	172	164	208	667

Restructuring and related expenses	58	9	10	10	87

Total Adjusted EBITDA including noncontrolling interest (3)	$181	$181	$174	$218	$754

	Q3 12	Q4 12	Q1 13	Q2 13	Q2 13 LTM

Net income attributable to Tenneco Inc.	$125	$33	$54	$63	275

Net income attributable to noncontrolling interests	7	8	7	11	33

Income tax expense (benefit)	(42)	22	12	47	39

Interest expense (net of interest capitalized)	21	21	20	20	82

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	111	84	93	141	429

Depreciation and amortization of other intangibles	49	57	50	50	206

Total EBITDA including noncontrolling interests (2)	160	141	143	191	635

Restructuring and related expenses	7	3	4	7	21

Pullman recoveries (5)	(5)	-	-	-	(5)

Total Adjusted EBITDA including noncontrolling interest (3)	$162	$144	$147	$198	$651

(1) Tenneco presents debt net of cash balances because management believes it is a useful measure of Tenneco's credit position and progress toward reducing leverage. The calculation is limited in that the company may not always be able to use cash to repay debt on a dollar-for-dollar basis.

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(3) Adjusted EBITDA including noncontrolling interests is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(4) Tenneco presents the above reconciliation of the ratio of debt net of cash to LTM adjusted EBITDA including noncontrolling interests to show trends that investors may find useful in understanding the company's ability to service its debt. For purposes of this calculation, LTM adjusted EBITDA including noncontrolling interests is used as an indicator of the company's performance and debt net of cash is presented as an indicator of our credit position and progress toward reducing our financial leverage. This reconciliation is provided as supplemental information and not intended to replace the company's existing covenant ratios or any other financial measures that investors may find useful in describing the company's financial position. See notes (1), (2) and (3) for a description of the limitations of using debt net of cash, EBITDA including noncontrolling interests and adjusted EBITDA including noncontrolling interests.

(5) Benefit from property recoveries related to transactions originated by The Pullman Company before being acquired by Tenneco in 1996.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES
Unaudited
(Millions)

	Three Months Ended June 30,

	2014	2013

Original equipment light vehicle revenues	$1,577	$1,483

Original equipment commercial truck, off-highway and other revenues	302	237

Aftermarket revenues	362	347

Net sales and operating revenues	$2,241	$2,067

	Six Months Ended June 30,

	2014	2013

Original equipment light vehicle revenues	$3,085	$2,871

Original equipment commercial truck, off-highway and other revenues	579	450

Aftermarket revenues	671	649

Net sales and operating revenues	$4,335	$3,970

(1) Generally Accepted Accounting Principles

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)
Unaudited
(Millions except percents)

	Q2 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$755	$523	$263	$1,541	$364	$280	$56	$700	$-	$2,241

Less: Substrate sales	285	174	56	515	-	-	-	-	-	515

Value-add revenues	$470	$349	$207	$1,026	$364	$280	$56	$700	$-	$1,726

EBIT	$74	$18	$23	$115	$48	$14	$8	$70	$(29)	$156

EBIT as a % of revenue	9.8%	3.4%	8.7%	7.5%	13.2%	5.0%	14.3%	10.0%		7.0%
EBIT as a % of value-add revenue	15.7%	5.2%	11.1%	11.2%	13.2%	5.0%	14.3%	10.0%		9.0%

Adjusted EBIT	$74	$19	$27	$120	$48	$18	$9	$75	$(29)	$166

Adjusted EBIT as a % of revenue	9.8%	3.6%	10.3%	7.8%	13.2%	6.4%	16.1%	10.7%		7.4%
Adjusted EBIT as a % of value-add revenue	15.7%	5.4%	13.0%	11.7%	13.2%	6.4%	16.1%	10.7%		9.6%

	Q2 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$687	$516	$203	$1,406	$324	$281	$56	$661	$-	$2,067

Less: Substrate sales	272	184	32	488	-	-	-	-	-	488

Value-add revenues	$415	$332	$171	$918	$324	$281	$56	$661	$-	$1,579

EBIT	$68	$18	$21	$107	$36	$14	$6	$56	$(22)	$141

EBIT as a % of revenue	9.9%	3.5%	10.3%	7.6%	11.1%	5.0%	10.7%	8.5%		6.8%
EBIT as a % of value-add revenue	16.4%	5.4%	12.3%	11.7%	11.1%	5.0%	10.7%	8.5%		8.9%

Adjusted EBIT	$68	$21	$21	$110	$36	$15	$7	$58	$(20)	$148

Adjusted EBIT as a % of revenue	9.9%	4.1%	10.3%	7.8%	11.1%	5.3%	12.5%	8.8%		7.2%
Adjusted EBIT as a % of value-add revenue	16.4%	6.3%	12.3%	12.0%	11.1%	5.3%	12.5%	8.8%		9.4%

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company's operational performance without the impact of such substrate sales.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)
Unaudited
(Millions except percents)

	YTD 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$1,453	$1,029	$503	$2,985	$699	$543	$108	$1,350	$-	$4,335

Less: Substrate sales	549	346	104	999	-	-	-	-	-	999

Value-add revenues	$904	$683	$399	$1,986	$699	$543	$108	$1,350	$-	$3,336

EBIT	$130	$27	$43	$200	$78	$30	$15	$123	$(54)	$269

EBIT as a % of revenue	8.9%	2.6%	8.5%	6.7%	11.2%	5.5%	13.9%	9.1%		6.2%
EBIT as a % of value-add revenue	14.4%	4.0%	10.8%	10.1%	11.2%	5.5%	13.9%	9.1%		8.1%

Adjusted EBIT	$130	$36	$47	$213	$78	$36	$16	$130	$(54)	$289

Adjusted EBIT as a % of revenue	8.9%	3.5%	9.3%	7.1%	11.2%	6.6%	14.8%	9.6%		6.7%
Adjusted EBIT as a % of value-add revenue	14.4%	5.3%	11.8%	10.7%	11.2%	6.6%	14.8%	9.6%		8.7%

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$1,333	$983	$386	$2,702	$631	$533	$104	$1,268	$-	$3,970

Less: Substrate sales	532	353	57	942	-	-	-	-	-	942

Value-add revenues	$801	$630	$329	$1,760	$631	$533	$104	$1,268	$-	$3,028

EBIT	$117	$29	$36	$182	$61	$24	$10	$95	$(43)	$234

EBIT as a % of revenue	8.8%	3.0%	9.3%	6.7%	9.7%	4.5%	9.6%	7.5%		5.9%
EBIT as a % of value-add revenue	14.6%	4.6%	10.9%	10.3%	9.7%	4.5%	9.6%	7.5%		7.7%

Adjusted EBIT	$117	$33	$38	$188	$61	$26	$11	$98	$(41)	$245

Adjusted EBIT as a % of revenue	8.8%	3.4%	9.8%	7.0%	9.7%	4.9%	10.6%	7.7%		6.2%
Adjusted EBIT as a % of value-add revenue	14.6%	5.2%	11.6%	10.7%	9.7%	4.9%	10.6%	7.7%		8.1%

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company's operational performance without the impact of such substrate sales.

CONTACT:
Tenneco Inc.
Media inquiries
Bill Dawson, 847-482-5807
bdawson@tenneco.com
or
Investor inquiries
Linae Golla, 847-482-5162
lgolla@tenneco.com